Subsequent Events (10-K) (10-K Filling [Member])	12 Months Ended
Dec. 31, 2010
10-K Filling [Member]
Reporting Period For Combined Statements [Line Items]
Subsequent Events

NOTE 5: Subsequent Events

On April 7, 2011, we executed a contribution agreement with six wholly-owned subsidiaries of our sponsor, whereby these entities agreed to contribute six multifamily properties to our operating partnership. The contribution value of the properties is $103,790,000. In connection with the contribution of these properties, our operating partnership will assume $64,700,000 million of mortgage indebtedness and will issue $39,090,000 of limited partner interests, or 3,909,000 limited partnership units. As we are majority owned by our sponsor, the assets and liabilities of the properties will be recorded at our sponsor's carrying amount at the time of contribution. The contribution is expected to close on or before May 1, 2011.